Exhibit 10.18.3

EXECUTION COPY

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of January 29, 2007 (this “Amendment”), to the Third Amended and Restated Master Repurchase Agreement, dated as of July 15, 2005, as amended by AMENDMENT NO. 1, dated as of September 29, 2006, as amended, supplemented or otherwise modified prior to the date hereof (the “Existing Repurchase Agreement”), each among AMERICAN HOME MORTGAGE CORP., a New York corporation (“AHMC”), AMERICAN HOME MORTGAGE INVESTMENT CORP., a Maryland corporation (“AHMIC”), AMERICAN HOME MORTGAGE ACCEPTANCE, INC., a Maryland corporation (“AHMA”), AMERICAN HOME MORTGAGE HOLDINGS, INC., a Delaware corporation (“AHMH”), AMERICAN HOME MORTGAGE SERVICING, INC. (formerly known as Columbia National, Incorporated), a Maryland corporation (“AHMS” and, collectively with AHMC, AHMIC, AHMA and AHMH, the “Seller” and each a “Seller Entity”), and IXIS REAL ESTATE CAPITAL INC., a New York corporation (“Buyer”).

WITNESSETH:

WHEREAS, pursuant to the Existing Repurchase Agreement between the Seller and the Buyer, the Buyer has agreed to purchase Mortgage Loans from time to time from the Seller, subject to the Seller’s obligations to repurchase such Mortgage Loans upon the terms and conditions set forth therein; and

WHEREAS, the Seller has requested and the Buyer has agreed to amend the Existing Repurchase Agreement to modify certain covenants relating to the Seller;

NOW THEREFORE, in consideration of the premises set forth herein, and to induce the Buyer to make loans under the Existing Repurchase Agreement to the Seller, the Seller hereby agrees with the Buyer as follows:

Section 1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Existing Repurchase Agreement and used herein are so used as so defined.

Section 2. Amendments.

(a) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Asset Value” in its entirety and replacing it with the following:

“Asset Value” shall mean as of any date of determination with respect to (A) each Eligible Asset that is not a Repurchased Mortgage Loan, a HELOC, an Alt-A Second Mortgage Loan or a Sub-Prime Second Mortgage Loan, the lesser of (a) the Purchase Percentage applicable to such Eligible Asset multiplied by the Market Value of such Mortgage Loan as of such date and (b) the outstanding principal balance of such Eligible Asset as of such date, (B) each Repurchased Mortgage Loan, 60% of the least of (a) 90% of the Market Value of such Mortgage Loan as of such date, (b) the outstanding principal balance of such Eligible Asset as of such date and (c) the Repurchased Appraised Value of such Mortgage Loan and (C) each

Eligible Asset that is a HELOC, an Alt-A Second Mortgage Loan or a Sub-Prime Second Mortgage Loan, the lesser of (a) Purchase Percentage applicable to such Eligible Asset multiplied by the Market Value of such Mortgage Loan as of such date and (b) the outstanding principal balance of such Eligible Asset as of such date; provided, that, the following additional limitations on Asset Value shall apply:

(1) after giving effect to any requested Transaction, the aggregate Asset Value of all Alt-A Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Alt-A Sub-Limit;

(2) after giving effect to any requested Transaction, the aggregate Asset Value of all Sub-Prime Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Sub-Prime Sub-Limit;

(3) after giving effect to any requested Transaction, the aggregate Asset Value of all Sub-Prime Second Lien Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Sub-Prime Second Lien Sub-Limit;

(4) after giving effect to any requested Transaction, the aggregate Asset Value of all Sub-Prime Mortgage Loans made to “C” or “D” credit quality Mortgagors owned hereunder by Buyer as of such date of determination may not exceed the Credit Sub-Limit;

(5) after giving effect to any requested Transaction, the aggregate Asset Value of all Mortgage Loans which are Manufactured Housing Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Manufactured Housing Sub-Limit;

(6) after giving effect to any requested Transaction, the aggregate Asset Value of all Sub-Prime Mortgage Loans which are not occupied by the related Mortgagor as its primary residence (as determined on the origination date) owned hereunder by Buyer as of such date of determination may not exceed the N/O/O Sub-Limit;

(7) after giving effect to any requested Transaction, the aggregate Asset Value of all Repurchased Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Repurchased Mortgage Loan Sub-Limit;

(8) after giving effect to any requested Transaction, the aggregate Asset Value of all Co-op Loans owned hereunder by Buyer as of such date of determination may not exceed the Co-op Sub-Limit;

(9) after giving effect to any requested Transaction, the aggregate Asset Value of all Super Jumbo Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Super Jumbo Sub-Limit;

(10) after giving effect to any requested Transaction, the aggregate Asset Value of all Fannie Mae Flex 100 Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Fannie Mae Flex 100 Sub-Limit;

(11) after giving effect to any requested Transaction, the aggregate Asset Value of all Interest-Only Loans owned hereunder by Buyer as of such date of determination may not exceed the Interest-Only Sub-Limit;

(12) after giving effect to any requested Transaction, the aggregate Asset Value of all Wet-Ink Mortgage Loans owned hereunder by Buyer as of such date is determination may not exceed the Wet-Ink Sub-Limit;

(13) after giving effect to any requested Transaction, the aggregate Asset Value of all Co-op Loans that are Super Jumbo Mortgage Loans, Jumbo Mortgage Loans owned hereunder by Buyer as of such date of determination may not exceed the Co-op Jumbo Sub-Limit;

(14) with respect to each Check Funded Loan, the Asset Value shall be deemed zero until at least one check set forth on the related Check Funding Schedule has been presented for payment and paid in accordance with the procedures set forth in the Custodial and Disbursement Agreement and the Check Disbursement Agreement; provided that for purposes of Section 3(n) and Section 4 hereof, the Asset Value shall be equal to no more than amounts that have previously been paid in respect of checks with respect to such Check Funded Loan;

(15) with respect to each Official Check Funded Loan, the Asset Value shall be deemed zero until the official check set forth on the related Official Check Funding Schedule has been presented for payment and paid in accordance with the procedures set forth in the Custodial and Disbursement Agreement and the Official Check Disbursement Agreement; provided that for purposes of Section 3(n) and Section 4 hereof, the Asset Value shall be equal to no more than amounts that have previously been paid in respect of checks with respect to such Official Check Funded Loan;

(16) after giving effect to any requested Transaction, the aggregate Asset Value of all HELOCs owned hereunder by Buyer as of such date of determination may not exceed the HELOC Sub-Limit; and

(17) the Asset Value shall be deemed to be zero with respect to each Mortgage Loan (i) in respect of which there is a breach of a representation and warranty set forth in Schedule 1 (assuming each representation and warranty is made as of the date the Asset Value is determined), (ii) other than with respect to a Repurchased Loan, in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of twenty-nine (29) calendar days (without regard to any applicable grace periods), (iii) which has not been repurchased by Seller by the earlier to occur of (A) the Termination Date and (B) except with respect to Repurchased Mortgage Loans, the 90th day after the date on which it is first purchased by Buyer, and with respect to Repurchased Mortgage Loans, the 180th day after the date on which such Mortgage Loan becomes a Repurchased Mortgage Loan, (iv) which has been released from the possession of Custodian under the Custodial and Disbursement Agreement to any Person other than Buyer for a period in excess of forty-five (45) calendar days with respect to releases pursuant to Section 5(c), (v) which has been released from the possession of

Custodian under the Custodial and Disbursement Agreement to Seller for a period in excess of ten (10) calendar days with respect to releases pursuant to Sections 5(a) and 5(b), (vi) which exceed the Sub-Limit for the related Class or otherwise or (vii) which is a Wet-Ink Mortgage Loan, for which Custodian has failed to receive the related Mortgage Documents by the tenth 10th Business Day following the applicable Purchase Date.”

(b) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Wet-Ink Mortgage Loan” in its entirety and replacing it with the following:

“Wet-Ink Mortgage Loan” shall mean an Eligible Asset which is sold to Buyer simultaneously with or one day prior to the origination thereof by Seller, which origination is in accordance with the Underwriting Guidelines and is funded in part or in whole with proceeds of the sale of the Eligible Asset to Buyer advanced directly to a Settlement Agent or with respect to a Check Funded Loan, pursuant to the Custodial and Disbursement Agreement and Check Disbursement Agreement or Official Check Disbursement Agreement, as applicable, a DB Funded Mortgage Loan or a BONY Funded Mortgage Loan.”

(c) Section 2 of the Existing Repurchase Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“BONY Funded Mortgage Loan” shall mean an Eligible Asset which is sold to Buyer on the day of origination thereof by Seller, which origination is in accordance with the Underwriting Guidelines and is advanced by the Seller out of one of the following accounts maintained at The Bank of New York; either (i) Account #8900553944, or (ii) Account #8900553952 (the “BONY Intra-day Account”), directly to a Settlement Agent on the origination date.”

“DB Funded Mortgage Loan” shall mean an Eligible Asset which is sold to Buyer on the day of origination thereof by Seller, which origination is in accordance with the Underwriting Guidelines and is advanced by the Seller out of one of the following accounts maintained at Deutsche Bank National Trust Company, either (i) Account # 00-446440, or (ii) Account #00-446432 (the “DB Intra-day Account”), directly to a Settlement Agent on the origination date.”

(d) Section 3 (b) of the Existing Repurchase Agreement is hereby amended by inserting the following clauses in order and renumbering clause (22) as clause (25):

“(22) with respect to each DB Funded Mortgage Loan, Buyer shall have received from Disbursement Agent a report (the “DB Funding Report”) setting forth for each such DB Funded Mortgage Loan, the amount disbursed to the Settlement Agent, the Federal Reference Number for such wire and the wire instructions to which such amount was wired;

(23) with respect to each BONY Funded Mortgage Loan, Buyer shall have received from Seller a report setting forth for each such BONY Funded Mortgage Loan, the amount disbursed to the Settlement Agent, the Federal Reference Number for such wire and the wire instructions to which such amount was wired;

(24) Buyer has not determined to cease funding any BONY Funded Mortgage Loans (and sent notice of such intention to Seller); provided that such notice shall be of no further effect if The Bank of New York agrees in writing, in form and substance acceptable to Buyer, to deliver directly to Buyer (or to Buyer through a Person not affiliated with the Seller) a report (a “BONY Report”) containing substantially the same information as the DB Funding Report with respect to each BONY Funded Mortgage Loan and such BONY Report is actually delivered with respect to each such BONY Funded Mortgage Loan; and”

(e) Schedule 1 of the Existing Repurchase Agreement is hereby amended by inserting the following clause in order and renumbering clause (64) as clause (65):

“(64) With respect to each DB Funded Mortgage Loan, the Disbursement Agent funded the amounts set forth on the DB Funding Report to the related Settlement Agent and such amounts were sufficient to fully fund the related Mortgage Loan which was, in fact, funded prior to the purchase hereunder. With respect to each BONY Funded Mortgage Loan, the Disbursement Agent funded the amounts set forth on the BONY Report to the related Settlement Agent and such amounts were sufficient to fully fund the related Mortgage Loan which was, in fact, funded prior to the purchase hereunder. With respect to each DB Funded Mortgage Loan and BONY Funded Mortgage Loan, the related Settlement Agent has been instructed to hold such Mortgage Loans on behalf of Buyer and to deliver the related Mortgage Loan Documents to the Custodian within 10 Business Days of the related origination date. Additionally, the mortgage loan documents for each mortgage loan not purchased by Buyer or proposed for purchase by Buyer originated by funds from the DB Intra-day Account or the BONY Intra-day Account will be delivered to the Custodian as custodian on behalf of the respective warehouse lender or the Seller; and”

Section 3. Representations and Warranties. Seller hereby represents and warrants that the representations and warranties of the Seller contained in Section 10 of the Existing Repurchase Agreement, as supplemented by this Amendment, are true and correct with respect to each of AHMS, AHMC, AHMIC, AHMA and AHMH as of the date of this Amendment.

Section 4. Effectiveness. The closing for the Amendment of the Existing Repurchase Agreement shall be subject to the condition precedent that the Seller and the Buyer shall have executed and delivered this Amendment, duly executed by all signatories as required pursuant to the respective terms thereof.

Section 5. Further Assurances. The Seller hereby covenants and agrees with the Buyer that, from and after the date hereof, at any time and from time to time, upon the written request of the Buyer, and at the sole expense of the Seller, the Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Buyer may reasonably request in order to effect the transactions contemplated hereby and to preserve the full benefits of the Existing Repurchase Agreement and the rights and powers therein granted.

Section 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

Section 8. Ratification of Agreement. Except as modified by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The execution of this Amendment shall in no manner constitute a waiver or extinguishment of any rights of the Buyer under the Existing Repurchase Agreement and all such rights are hereby reserved.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BUYER:

IXIS REAL ESTATE CAPITAL INC.

By:	/s/ Anthony Malanga
	Name:	Anthony Malanga
	Title:	Managing Director

By:	/s/ Christopher Hayden
	Name:	Christopher Hayden
	Title:	Managing Director

SELLER:

AMERICAN HOME MORTGAGE CORP.

By:	/s/ Alan B. Horn
	Name:	Alan B. Horn
	Title:	Executive Vice President General Counsel & Secretary

AMERICAN HOME MORTGAGE INVESTMENT CORP.

By:	/s/ Alan B. Horn
	Name:	Alan B. Horn
	Title:	Executive Vice President General Counsel & Secretary

AMERICAN HOME MORTGAGE HOLDINGS, INC.

By:	/s/ Alan B. Horn
	Name:	Alan B. Horn
	Title:	Executive Vice President General Counsel & Secretary

AMERICAN HOME MORTGAGE ACCEPTANCE, INC.

By:	/s/ Alan B. Horn
	Name:	Alan B. Horn
	Title:	Executive Vice President General Counsel & Secretary

AMERICAN HOME MORTGAGE SERVICING, INC. f/k/a COLUMBIA NATIONAL, INCORPORATED

By:	/s/ Alan B. Horn
	Name:	Alan B. Horn
	Title:	Executive Vice President General Counsel & Secretary